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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 11, 2001
                                (DATE OF REPORT)



                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                 1-11071                   23-2668356
(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)




                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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UGI Corporation                                                        Form 8-K
Page 2                                                          January 11,2001

ITEM 5.    OTHER EVENTS

         On Wednesday, January 31, 2001, UGI Corporation and AmeriGas Partners, L.P. will report earnings for the first quarter ended December 31, 2000. Lon Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm. The live webcast of the teleconference will begin at 4:00 PM Eastern Time. The webcast will be archived through February 14, 2001.

         In addition, a telephonic replay of the teleconference will be available until 7:00 PM Eastern Time on Friday, February 2, 2001 and can be accessed by dialing 1-888-203-1112, Passcode 597068. International replay access is 719-457-0820, Passcode 597068.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UGI CORPORATION
                                                (REGISTRANT)

                                               By: /s/ Robert W. Krick
                                                   ---------------------------
                                                   Robert W. Krick
                                                   Treasurer

Date: January 11, 2001